OPTIMUM FUND TRUST
Optimum International Fund (the “Fund”)
Supplement to the Fund’s Prospectus dated July 29, 2021
Effective immediately, the following replaces the chart in the section entitled “Fund summaries — Optimum International Fund — Who manages the Fund? — Sub-advisors — Baillie Gifford Overseas Limited”:

Baillie Gifford Overseas Limited

Portfolio managers	Title with Baillie Gifford	Start date on the Fund
Andrew Stobart	Investment Manager	April 2021
Angus Franklin*	Investment Manager	April 2021
Donald Farquharson	Investment Manager	April 2021
Jenny Davis	Investment Manager	April 2021
Toby Ross	Investment Manager	April 2021
Tom Walsh	Investment Manager	April 2021
Chris Davies	Investment Manager	September 2021
*Effective on or about April 30, 2022, Angus Franklin will no longer be a portfolio manager of the Fund.

Effective immediately, the following replaces the section entitled “Who manages the Funds — Sub-advisors and portfolio managers — Optimum International Fund”:

Optimum International Fund

Baillie Gifford Overseas Limited, located at Calton Square, 1 Greenside Row, Edinburgh EH1 3AN, UK, is a wholly owned subsidiary of Baillie Gifford & Co. Baillie Gifford Overseas was founded in 1983 and provides investment management and advisory services to non-UK clients. As of March 31, 2021, Baillie Gifford had approximately $447 billion in assets under management. Baillie Gifford has held its Fund responsibilities since April 2021.

A team of portfolio managers is primarily responsible for the day-to-day management of Baillie Gifford’s share of the Fund's assets. Andrew Stobart, Angus Franklin, Donald Farquharson, Jenny Davis, Toby Ross, Tom Walsh, and Chris Davies are jointly and primarily responsible for day-to-day management of Baillie Gifford accounts. Mr. Stobart, Mr. Franklin, Mr. Farquharson, Ms. Davis, Mr. Ross, and Mr. Walsh

have all held their Fund responsibilities since April 2021.  Mr. Davies has held his Fund responsibilities since Sept. 2021.

Mr. Stobart has been a member of the International Alpha Portfolio Construction Group since 2008 and an Investment Manager in the Emerging Markets Equity Team since 2007. Andrew previously worked in the UK, Japanese and North American Teams. He joined Baillie Gifford as an Investment Analyst in 1991, having spent three years working in Investment Banking in London. Andrew graduated MA in Economics from the University of Cambridge in 1987.

Mr. Franklin conducts research for International Alpha portfolios and has been a member of the International Alpha Portfolio Construction Group (PCG) since 2006. Angus also chairs the firm’s Investment Management Group and became a Partner in 2012, having also worked in the UK, Emerging Markets and European Equity Teams since joining Baillie Gifford in 1994. Mr. Franklin graduated MA in Social and Economic History from the University of St Andrews and qualified as a Chartered Accountant in 1992. Effective on or about April 30, 2022, Angus Franklin will no longer be a portfolio manager of the Fund.

Mr. Farquharson heads the Japanese Equities Team and has been a member of the International Alpha Portfolio Construction Group (PCG) since 2014. He joined Baillie Gifford in 2008 and became a Partner in 2017. He has 32 years’ investment experience dedicated almost entirely to Japanese Equities. Donald spent 20 years working for Schroders as a Japanese specialist, latterly as Head of the Pan Pacific Equity Team. Between 1991 and 1995, he headed Schroders’ Research Team in Tokyo. Mr. Farquharson graduated MA (Hons) in Arabic Studies from the University of St Andrews in 1987 and is a CFA Charterholder.

Ms. Davis conducts research for International Alpha portfolios and has been a member of the International Alpha Portfolio Construction Group (PCG) since 2016. She joined Baillie Gifford in 2011 and worked on two of our global equity strategies, having started her career at Neptune Investment Management. Ms. Davis graduated MA in Music from the University of Oxford in 2008, and latterly undertook postgraduate studies in Psychotherapy at the University of Edinburgh.

Mr. Ross is Co-Head of the Global Income Growth Team and has been a member of the International Alpha Portfolio Construction Group (PCG) since 2018. Since joining Baillie Gifford in 2006, Toby has also spent time as an Investment Analyst in the UK Equity Team and as a Global Sector Specialist. He graduated MA in English Literature from the University of Cambridge in 2006 and is a CFA Charterholder.

Mr. Walsh conducts research for International Alpha portfolios and has been a member of the International Alpha Portfolio Construction Group (PCG) since 2018. He joined Baillie Gifford in 2009, working on the UK, European and Global Opportunities teams, as well as spending four years as a member of the International Focus PCG. Before joining Baillie Gifford, Tom worked at Fidelity International, Merrill Lynch and Deloitte & Touche. He graduated LLB (Hons) in Law & Economics from the University of Edinburgh in 1999 and is both CFA and ACA qualified.

Mr. Davies conducts research for International Alpha portfolios and has been a member of the International Alpha Portfolio Construction Group (PCG) since 2021. He joined Baillie Gifford in 2012, and most recently served as an Investment Manager in the European Team. Chris graduated BA (Hons) in Music from the University of Oxford in 2009 and went on to gain an MMus in Music Performance from the Royal Welsh School of Music and Drama in 2010 and an MSc in Music, Mind and Brain from Goldsmiths College in 2011.

Acadian Asset Management LLC (Acadian), located at 260 Franklin Street, Boston, MA 02110, is a subsidiary of BrightSphere Affiliate Holdings LLC, which is an indirectly wholly owned subsidiary of BrightSphere Investment Group Inc. (“BSIG”), a publicly listed company on the NYSE. Acadian has been managing assets since 1987. As of March 31, 2021, Acadian managed approximately $111 billion in assets. Acadian has held its Fund responsibilities since January 2015.

Brendan O. Bradley, Ph.D., is Executive Vice President and Chief Investment Officer at Acadian. Dr. Bradley joined Acadian in 2004 and is the chief investment officer. Brendan has served as the firm’s director of portfolio management, overseeing portfolio management policy, and was also previously the director of Acadian’s Managed Volatility strategies. He is a member of the Acadian Board of Managers and Executive Management Team. Prior to Acadian, Brendan was a vice president at Upstream Technologies, where he designed and implemented investment management systems and strategies. His professional background also includes work as a research analyst and consultant at Samuelson Portfolio Strategies. Brendan earned a Ph.D. in applied mathematics from Boston University and a B.A. in physics from Boston College. Brendan has held his Fund responsibilities since January 2015.

Ryan D. Taliaferro, Ph.D. is Senior Vice President, Director, Equity Strategies at Acadian. Dr. Taliaferro joined Acadian in 2011 and currently serves as director of equity strategies and member of the Executive Committee. Previously, he was the lead portfolio manager for Acadian’s Managed Volatility strategies. Prior to joining Acadian, Dr. Taliaferro was a faculty member in the finance unit at Harvard Business School, where he taught corporate finance and asset pricing. Earlier, he was a consultant at the Boston Consulting Group. Dr. Taliaferro earned a Ph.D. in business economics (finance) from Harvard University and an M.B.A. in finance and economics from the University of Chicago. He also holds an A.M. in economics, and an A.M. and A.B. in physics from Harvard University. Ryan has held his Fund responsibilities since March 2019.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated September 29, 2021.